EXHBIT 10.32


                                     Warrant

THIS WARRANT AND THE SHARES DELIVERABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (i) TO THE COMPANY, (ii) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, (iii) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF APPLICABLE, OR (iv) IN COMPLIANCE WITH ANOTHER EXEMPTION FROM REGISTRATION AND ANY APPLICABLE STATE SECURITIES LAWS, IN EACH CASE AFTER PROVIDING EVIDENCE SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE 1933 ACT.

                WARRANT TO PURCHASE 30,000 SHARES OF COMMON STOCK

                            THE NEPTUNE SOCIETY, INC.
                             (a Florida corporation)

                     Not Transferable or Exercisable Except
                        Upon Conditions Herein Specified
                      Void after 5:00 O'Clock P.M., Pacific
              Standard Time, on the Expiry Date (as herein defined)

     THE NEPTUNE SOCIETY INC., a Florida corporation (the "Company"), hereby certifies that Green Leaf Investors I, LLC, a California limited liability company, its registered successors and permitted assigns registered on the books of the Company maintained for such purposes as registered holder hereof (the "Holder"), for value received, is entitled to purchase from the Company the number of fully paid and non-assessable shares of $.002 par value common stock of the Company ("Shares") stated above at a purchase price of Six Dollars ($6.00) per Share (the "Exercise Price") (the number of Shares and the Exercise Price being subject to adjustment as hereinafter provided) upon the terms and conditions herein provided.

1.   Exercise of Warrants.

     (a) Subject to Section 1(b), upon presentation and surrender of this Warrant, with the attached Exercise Form duly executed, at the principal office of the Company at 3500 W. Olive, Suite 1430, Burbank, California, 91505, or at such other place as the Company may designate by notice to the Holder hereof, with and upon payment (which may be in the form of a certified or bank cashier's check payable to the order of the Company or in the form of electronic funds transfer to the Company's account, the wiring instructions for which shall be provided upon request by the Holder) in the amount of the aggregate Exercise Price for the Shares being



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

purchased, the Company shall deliver to the Holder hereof as promptly as practicable, certificates representing the Shares being purchased. This Warrant way be exercised in whole or in part; and, in case of exercise hereof in part only, the Company, upon surrender hereof, will deliver to the Holder a new Warrant Certificate or Warrant Certificates of like tenor entitling the Holder to purchase the number of Shares as to which this Warrant has not been exercised.

     (b) This Warrant may be exercised in whole or in part at any time prior to 5:00 o'clock P.M., Pacific Standard Time, on August ___, 2002 (the "Expiry Date"); provided, however, that in the event of (i) the closing of the Company's sale or transfer of all or substantially all of its assets, or (ii) the closing of the acquisition of the Company by another entity by means of a merger, consolidation or other transaction or series of related transactions resulting in the exchange of the outstanding shares of the Company's capital stock such that the stockholders of the Company prior to such transaction own, directly or indirectly, less than 50% of the voting power of the surviving entity, this Warrant shall automatically be deemed to be exercised in full in the manner set forth in Section 2 below, without any further action on behalf of the Holder, immediately prior to the closing of such transaction. In the event of a proposed transaction of the kind described in this Section 1(b), the Company shall notify the Holder at least fifteen (15) days prior to the closing of such transaction.

2.   Net or Cashless Exercise.

     In lieu of exercising this Warrant in the manner provided in Section 1 above, the Holder may elect to receive Shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the address set forth above, together with notice of such election, in which event the Company shall issue to the Holder that number of Shares computed using the following formula:

           X =      Y(A-B)
                       A

Where:     X =      The number of shares of Common Stock to be issued to the
                    Holder pursuant to this net issue exercise;

           Y = The number of Shares purchasable under this Warrant (at the date of such calculation) with respect to which the net issue exercise is made;

           A = The Fair Market Value (as herein defined) of one share of Common Stock (at the time the net issue exercise is made)

           B = The Exercise Price (as adjusted to the date of such calculation)

For purposes of this Section 2, "Fair Market Value" means as of a particular date: (i) if traded on a securities exchange or through the Nasdaq National Market, the average of the closing prices of the securities on such exchange or on the Nasdaq National Market over the thirty (30) day period ending three (3) days prior to the net issue exercise election; (ii) if traded over-the-counter, the



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

average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the net issue exercise election; and (iii) if there is no active public market, the fair market value as mutually determined in good faith by the board of the directors of the Company and the Holder.

3. Exchange of Warrant. This Warrant, at any time prior to the exercise hereof, upon presentation and surrender to the Company, may be exchanged alone or with other Warrants of like tenor registered in the name of the Holder, for another Warrant or other Warrants of like tenor in the name of such Holder exercisable for the same aggregate number of Shares as the Warrant or Warrants surrendered.

4.   Rights and Obligations of Warrant Holder.

     (a) The Holder of this Warrant Certificate shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity; provided, however, in the event that any certificate representing the Shares is issued to the Holder hereof upon exercise of this Warrant, such Holder shall, for all purposes, be deemed to have become the holder of record of such Shares on the date on which this Warrant Certificate, together with a duly executed Exercise Form, was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such Share certificate. The rights of the Holder of this Warrant are limited to those expressed herein and the Holder of this Warrant, by its acceptance hereof, consents to and agrees to be bound by and to comply with all the provisions of this Warrant Certificate, including, without limitation, all the obligations imposed upon the Holder hereof by Section 6 hereof. In addition, the Holder of this Warrant Certificate, by accepting the same, agrees that the Company may deem and treat the person in whose name this Warrant Certificate is registered on the books of the Company maintained for such purpose as the absolute, true and lawful owner for all purposes whatsoever, notwithstanding any notation of ownership or other writing hereon.

     (b) No Holder of this Warrant Certificate, as such, shall be entitled to vote or receive distributions or to be deemed the holder of Shares for any purpose, nor shall anything contained in this Warrant Certificate be construed to confer upon any Holder of this Warrant Certificate, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any action by the Company, whether upon any recapitalization, issue of stock, reclassification of stock, merger, conveyance or otherwise, receive notice of meetings or other action affecting stockholders (except for notices provided for herein), receive distributions, subscription rights, or otherwise, until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable as provided herein; provided, however, that any such exercise on any date when the stock transfer books of the Company shall be closed shall constitute the person or persons in whose name or names the certificate or certificates for those Shares are to be issued as the recordholder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open, and the Warrant surrendered shall not be deemed to have been exercised, in whole or in part as the case may be, until the next succeeding day on which stock transfer books are open for the purpose of determining entitlement to distributions on the Company's common stock.



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

5. Shares Underlying Warrants. The Company covenants and agrees that all Shares delivered upon exercise of this Warrant shall, upon delivery and payment therefor, be duly and validly authorized and issued, fully-paid and non-assessable, and free from all stamp taxes, liens, and charges with respect to the issuance thereof. In addition, the Company agrees at all times to reserve and keep available an authorized number of Shares sufficient to permit the exercise in full of this Warrant.

6.   Disposition of Warrants or Shares.

     (a) The holder of this Warrant Certificate and any transferee hereof or of the Shares issuable upon the exercise of the Warrant Certificate, by their acceptance hereof, hereby understand and agree that this Warrant, and the Shares issuable upon the exercise hereof have not been registered under either the 1933 Act or applicable state securities laws (the "State Acts") and shall not be sold, pledged, hypothecated, donated, or otherwise transferred (whether or not for consideration) except upon the issuance to the Company of a favorable opinion of counsel or submission to the Company of such evidence as may be satisfactory to counsel or submission to the Company of such evidence as may be satisfactory to counsel to the Company, in each such case, to the effect that any such transfer not be in violation of the 1933 Act and the State Acts. It shall be a condition to the transfer of this Warrant that any transferee thereof deliver to the Company its written Agreement to accept and be bound by all of the terms and conditions of this Warrant.

     (b) The stock certificates of the Company that will evidence the Shares with respect to which this Warrant may be exercisable will be imprinted with conspicuous legend in substantially the following form:

     "The securities represented by this certificate have not been registered under either the Securities Act of 1933, as amended (the "Act"), or applicable state securities laws (the "State Acts") and shall not be sold, pledged, hypothecated, donated or otherwise transferred (whether or not for consideration) by the holder except upon the issuance to the Company of a favorable opinion of its counsel or submission to Company of such other evidence as may be satisfactory to counsel of the Company, in each such case, to the effect that any such transfer shall not be in violation of the Act and the State Acts."

Except as provided in Piggyback Registration Agreement of even date herewith between the Holder and the Company (the "Registration Agreement"), the Company has not agreed to register any of the Holder's Shares with respect to which this Warrant may be exercisable for distribution in accordance with the provisions of the 1933 Act or the State Acts and the Company has not agreed to comply with any exemption from registration under the 1933 Act or the State Acts for the resale of the Holder's Shares with respect to which this Warrant may be exercised. Hence, it is the understanding of the Holder of this Warrant that by virtue of the provisions of certain rules respecting "restricted securities" promulgated by the Securities and Exchange Commission the Shares with respect to which this Warrant may be exercisable may be required to he held indefinitely, unless and until registered under the 1933 Act and the State Acts, unless



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

an exemption from such registration is available in which case the Holder may still be limited as to the number of Shares with respect to which this Warrant may be exercised that may be sold.

7. Adjustments. The number of Shares purchasable upon the exercise of each Warrant is subject to adjustment from time to time upon the occurrence of any of the events enumerated below.

     (a) In case the Company shall, (i) pay a dividend in Shares; (ii) subdivide its outstanding Shares into a greater number of Shares (iii) combine its outstanding Shares into a smaller number of Shares; the number of Shares purchasable upon the exercise of the Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive upon exercise of the Warrant that number of Shares which such Holder would have owned or would have been entitled to receive after the happening of such event had such Holder exercised the Warrant immediately prior to the record date, in the case of such dividend, or the effective date, in the case of any such subdivision or combination. Appropriate adjustments shall also be made to the Exercise Price, but the aggregate Exercise Price for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. An adjustment made pursuant to this Section 7(a) shall be made whenever any of such events shall occur, but shall become effective retroactively after such record date or such effective date, as the case may be, as to Warrants exercised between such record date or effective date and the date of happening of any such event.

     (b) In case of any capital reorganization, any reclassification of the capital stock of the Company (other than as a result of a stock dividend or subdivision, split up or combination of shares) or any merger, sale or exchange, lease, transfer or other disposition or share exchange (except as otherwise provided in Section 1(b)), the number of Shares purchasable upon the exercise of the Warrant immediately prior thereto shall be adjusted (effective on the opening of business on the date after the effective date of such reorganization, reclassification, merger, sale or exchange, lease, transfer or other disposition or share exchange) so that the Holder shall be entitled to receive upon exercise of the Warrant the kind and number of shares of stock or other securities or property of the Company or of the corporation resulting from surviving such merger or to which such properties, and assets shall have been sold, exchanged, leased, transferred or otherwise disposed or which was the corporation whose securities were exchanged for those of the Company to which the holder of the number of Shares deliverable (at the close of business, on the date immediately preceding the effective date of such reorganization, reclassification, merger, sale, exchange, lease, transfer or other disposition or share exchange) would have been entitled upon such reorganization, reclassification, merger, sale, exchange, lease, transfer or other disposition or share exchange. Appropriate adjustments shall also be made to the Exercise Price, but the aggregate Exercise Price for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. The provisions of this Section 7(b) shall similarly apply to successive reorganizations, reclassifications, mergers, leases, exchanges, leases, transfers or other dispositions or other share exchanges.

     (c) If and whenever any Additional Shares (as hereinafter defined) shall be issued by the Company (i) for a cash consideration less than the amount per share determined by dividing (1) $6.00 by (2) the ratio (the "Initial Exchange Ratio") of (A) the number of Shares with respect



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

to which this Warrant was exercisable into (taking into account at adjustments thereto required to be made hereunder) at the close of business on the business day immediately preceding the day of such issue (the "Initial Number of Shares"), to (B) 30,000, or (ii) without consideration, then in each such case, the number of Shares purchasable upon the exercise of this Warrant Certificate shad be increased effective as of the opening of business on the date of such issue (the "Issue Date") by multiplying the Initial Number of Shares by that ratio obtained: (1) by multiplying (A) $6.00 times (B) the aggregate number of Shares issued and outstanding at the close of business on the Issue Date (the "Issue Date Shares") and (2) by dividing the product thus determined by the sum of the following clauses (3) and (4): (3) $6.00 divided by (x) the Initial Exchange Ratio and the quotient thus determined multiplied by (y) the number of Shares issued and outstanding at the close of business on the business day immediately preceding the Issue Date; plus (4) the amount of the consideration (if any) received by the Company for the Additional Shares issued on the Issue Date.

     (d) In case of the issuance of any Additional Shares for a consideration part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the amount of the cash received by the Company for such shares, or, if such Additional Shares are offered by the Company for subscription, the subscription price, or, if such Additional Shares shall be sold to underwriters or dealers pursuant to a public offering other than by subscription, the initial public offering price, less any compensation or discount in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services or for any expenses incurred in connection therewith.

     (e) In case of the issuance of any Additional Shares for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the Fair Market Value for such consideration as determined in accordance with Section 7(j) hereof. In case of the reclassification of securities into Shares, the Shares issued in such reclassification shall be deemed to have been issued for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of the stockholders entitled to receive such Shares.

     (f) Additional Shares issued by way of dividend or other distribution on any class of capital stock of the Company shall be deemed to have been issued without consideration and shall be deemed to have been issued as of the opening of business on the business day immediately following the date fixed for the determination of the stockholders entitled to receive such dividend or other distribution.

     (g) The term "Additional Shares" as used herein shall mean all Shares (or shares of any other class of securities of the Company entitling the holder thereof to participate in any distribution of the Company's remaining assets after payment to the holders of securities entitled to a preferential distribution upon any dissolution, liquidation or winding-up of the Company) issued by the Company after the date hereof, whether or not subsequently reacquired or retired by the Company other than:

          (i)  Shares issued upon the exercise of this Warrant;



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

          (ii) shares issued by way of dividend or other distribution on Shares or any subdivision or combination of Shares referred to in
               Section   7(a)  or  on   Shares   resulting   from  any   capital
               reorganization, reclassification, merger, sale or exchange, lease, transfer or other disposition or share exchange referred to in Section 7(b); or

          (iii) shares ("Acquisition Shares") issued by the Company in connection with and as consideration for the acquisition by the Company or any Subsidiary of the assets or stock of another corporation pursuant to a bona fide purchase and sale transaction with one or more persons acting at arm's length from the Company, the Subsidiaries; and their respective directors, officers and significant shareholders, provided such transaction is in good faith approved by the Board of Directors of the Company.

     (h)  In case of the issuance of

          (i)  options to purchase or rights to subscribe for Shares,

          (ii) securities by their terms convertible into, or exchangeable for, Shares, or

          (iii)options to purchase or rights to subscribe for such convertible or exchangeable securities;

then, in each such case, for all purposes of this Section 7 (including without limitation for the purpose of determining the Issue Date Shares referred to in
Section 7(c)(ii)(1)(B) and the number of Shares issued and outstanding immediately prior to the Issue Date referred to in Section 7(c)(ii)(3)(y)):

          (iv) The aggregate maximum number of Shares deliverable upon exercise of such options to purchase or rights to subscribe for Shares shall be deemed to be Additional Shares at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in Sections 7(c) and (d)) if any, received by the Company upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Shares covered thereby.

          (v) The aggregate number of Shares deliverable upon conversion of, or in exchange for, any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to be Additional Shares at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration received by the Company for any such securities or related options or rights (excluding any cash received on account of accrued interest or accrued distributions), plus the additional consideration, if any, to be received by the Company upon the



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

               conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in Sections 7(c) and 7(d)).

          (vi) In the event of any change in the number of Shares deliverable upon exercise of any such options or rights or securities other than a change resulting from the antidilution provisions thereof, the number of Shares purchasable upon the exercise of this Warrant shall be readjusted effective as of the date of such change to the number which would have been obtained had the adjustment made upon the issuance of such options or rights or securities not converted prior to such change or options or rights or securities related to such securities not converted prior to such change been made on the basis of such change.

          (vii)On the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the number of Shares purchasable upon the exercise of this Warrant shall forthwith be readjusted to such number as would have obtained had the adjustment made upon the issuance of such options, rights, securities or options or rights related to such securities been made upon the basis of the issuance of only the number of Shares actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities, or upon the exercise of the options or rights related to such securities and subsequent conversion or exchange thereof

     (i) No adjustment shall be required pursuant to this Section 7 unless such adjustment would require an increase or decrease of at least 1% in the number of Shares purchasable hereunder; provided, however, that any adjustments which by reason of this Section 7(i) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this
Section 7 shall be made to the nearest one-hundredth of a Share.

     (j) The term Fair Market Value as used in this Section 7 with respect to assets or property received by the Company or any other person shall be the fair market value, regardless of my prior accounting treatment of such assets or property, determined in good faith by agreement of the Holder and the Board of Directors of the Company. If the Holder and the Board of Directors shall be unable to agree as to such fair market value, the fair market value shall be determined by the independent certified public accountant at that time retained by the Company to audit its books and records, and a determination by such independent certified public accountant shall be final, conclusive and binding or, if there be none, or if such accountant shall refuse or be unable to make such a determination then the sole issue of fair market value shall be submitted to and settled by biding arbitration under and pursuant to the Oregon Uniform Arbitration Act and the rules and regulations of the American Arbitration Association, and the decision or award of the arbitrator or arbitrators in such arbitration shall be final, conclusive and binding and a final judgment may be entered thereon by any court of competent jurisdiction.



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

     (k) The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 7 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

8.   Notice.

     (a) Whenever the number of Shares purchasable hereunder is adjusted as herein provided, the Company shall cause to be mailed to the Holder in accordance with the provisions of this Section 8 a notice (i) stating that the number of Shares purchasable upon exercise of this Warrant have been adjusted,
(ii) setting forth the adjusted number of Shares purchasable upon the exercise of a Warrant, and (iii) showing in reasonable detail the computations and the facts, including the amount of consideration received or deemed to have been received by the Company, upon which such adjustments are based.

     (b) In case: (i) the Company shall take a record of the holders of its common stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distributions, or any rights to subscribe for or purchase any shares of stock of any class or any securities, or to receive any other rights, or (ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another entity, or any conveyance of all or substantially all of the assets of the Company to another entity, or (iii) any voluntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Holder a notice specifying, as the case may be (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (b) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of common stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of common stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least fifteen (15) days prior to the date specified therein.

9. Fractional Shares. The Company shall not be required to issue any fraction of a Share upon the exercise of Warrants. If more than one Warrant shall be surrendered for exercise at one time by the same Holder, the number of full Shares which shall be issuable upon exercise thereof shall be computed on the basis of the aggregate number of Shares with respect to which this Warrant is exercised. If any fractional interest in a Share shall be deliverable upon the exercise of this Warrant, the Company shall make an adjustment therefor in cash equal to such fraction multiplied by the current market price of the Shares on the business day next preceding the day of exercise.

10. Loss or Destruction. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of This Warrant Certificate and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement or bond satisfactory in form, substance and amount to the Company or, in the case any such mutilation, upon surrender and cancellation of this Warrant Certificate, the Company at its expense will, execute and deliver, in lieu thereof, a new Warrant Certificate of like tenor.

11. Survival. The various rights and obligations of the Holder hereof as set forth herein shall survive the exercise of the Warrants represented hereby and the surrender of this Warrant Certificate.

12. Notices. Whenever any notice, payment of any purchase price, or other communication is required to be given or delivered under the terms of this Warrant, it shall be in writing and and will be deemed to have been given or delivered on the date such notice, purchase price or other communication is sent by facsimile, provided that a copy of the notice is sent by Federal Express within twenty-four hours thereafter, directed to the other parties (or to the party required to be provided with such notice) at the following facsimile numbers and addresses::

          If to the Company:

          The Neptune Society
          3500 West Olive, Suite 1430
          Burbank, CA 91505
          Phone:
          Facsimile: (818) 953-9844


          If to Holder:

          Green Leaf Investors I, LLC
          4444 Lakeside Drive, Suite 340
          Burbank, CA 01595-4068
          Attn:  Tom R. Camp
          Phone: (818) 840-1500
          Facsimile: (818) 556-6994


With a copy of any notice to Investor to:

          Jeffrey C. Wolfstone
          Lane Powell Spears Lubersky LLP
          601 SW Second Avenue, Suite 2100
          Portland, OR 97204-3158
          Phone: (503) 778-3158
          Facsimile: (503) 778-2200



Any party may, from time to time advise the others, by notice in writing, of any change of address of the party. From and after the giving of that notice, the address therein specified shall be deemed to be the address of the party giving that notice.

                                     THE NEPTUNE SOCIETY, INC.


                                     By:    [Illegible]
                                     Title: -----------------------------------
                                     Date:  August 8, 2001



WITNESS:


[Illegible]
Witness Signature

                                  EXERCISE FORM


TO:   THE NEPTUNE SOCIETY, INC.

The undersigned hereby exercises the right to acquire shares of Common Stock in the capital stock of THE NEPTUNE SOCIETY, INC. (the "Company") according to the terms of the Warrant Certificate to which this Exercise Form is attached.

The undersigned hereby represents and warrants to the Company as follows (circle one):

(a) the undersigned has executed and delivered to the Company Schedule A attached hereto; or

(b) the undersigned has delivered to the Company a written opinion of counsel to the effect that the exercise of the Warrant by the undersigned is not subject to registration under the United States Securities Act of 1933, as amended (the "1933 Act"), or the securities laws of any state of the United States.

"United States" and "U.S. person" are as defined by Regulation S under the 1933 Act.

Number of Common Stock:


DATED at ------------ this --- day of --------------, ---------.


------------------------------          ---------------------------------------
Witness Signature                       Signature of Holder


                                        ---------------------------------------
                                        Print Name of Holder

                                        ---------------------------------------
                                        Address

                                        ---------------------------------------
                                        City, State and Zip Code

                                   SCHEDULE A



In connection with the exercise of the Warrant to which this Schedule A is attached, the undersigned (the "Subscriber") covenants, represents and warrants to The Neptune Society, Inc. (the "Company") that:

(a) the Subscriber has such knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in the Shares and it is able to bear the economic risk of loss of its entire investment;

(b) the Company has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and it has had access to such information concerning the Company as it has considered necessary or appropriate in connection with its investment decision to acquire the Shares;

(c) the Subscriber is acquiring the Shares for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Shares in violation of the United States securities laws;

(d) the Subscriber understands that the Shares have not been and will not be registered under the United States Securities Act of 1933, as amended (the "1933 Act"), or the securities laws of any state of the United States and that the sale contemplated hereby is being made in reliance on an exemption from such registration requirements;

(e) the Subscriber has not purchased the Shares as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

(f) if the Subscriber decides to offer, sell or otherwise transfer any of the Shares, it will not offer, sell or otherwise transfer any of such Shares directly or indirectly, unless:

     (i)  the sale is to the Company,

     (ii) the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the 1933 Act and in compliance with applicable local laws and regulations;

     (iii) the Shares have been registered under the 1933 Act;

     (iv) the sale is made pursuant to the exemption from the registration requirements under the 1933 Act provided by Rule 144 thereunder and in accordance with any applicable state securities or "Blue Sky" laws; or

     (v) the Shares are sold in a transaction that does not require registration under the 1933 Act or any applicable state laws and regulations governing the offer and sale of securities, and it has prior to such sale furnished to the Company an opinion of counsel reasonably satisfactory to the Company;

(g) the certificates representing the Shares will bear a legend stating that such shares have not been registered under the 1933 Act or the securities laws of any state of the United States and may not be offered for sale or sold unless registered under the 1933 Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available, and

(h) the Subscriber consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer set forth and described herein.

          Dated this ___ day of _______________________.


                                        ---------------------------------------
                                        (Name of Subscriber - please print)

                                        By: -----------------------------------
                                                (Authorized Signature)

                                        ---------------------------------------
                                                (Official Capacity or Title)

                                        ---------------------------------------
                                        (Please  print  name  of  individual
                                        whose  signature  appears  above  if
                                        different   than  the  name  of  the
                                        Subscriber printed above)





                                      A-2